Summary Prospectus | December 1, 2018
DWS Money Market Prime Series
(formerly Deutsche Money Market Prime Series)
Class/Ticker	DWS Money Market Fund (formerly Deutsche Money Market Fund}	KMMXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at dws.com/moneypros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated December 1, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks maximum current income to the extent consistent with stability of principal.
Fees and Expenses of the Fund
These are the fees and expenses you may pay when you buy and hold shares.
SHAREHOLDER FEES (paid directly from your investment)
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.29
Distribution/service (12b-1) fees	None
Other expenses	0.29
Total annual fund operating expenses	0.58
Fee waiver/expense reimbursement	0.01
Total annual fund operating expenses after fee waiver/expense reimbursement	0.57
The Advisor has contractually agreed through November 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.57% for DWS Money Market Fund. The agreement may only be terminated with the consent of the fund's Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period)
remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$58	$185	$323	$725
Principal Investment Strategy
Main investments. The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.
The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate.
Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.
The fund may invest up to 10% of its total assets in other money market funds.
Management process. Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.
Main Risks
There are several risk factors that could reduce the yield you get from the fund, cause the fund’s performance to trail that of other investments, or cause you to lose money.
Money market fund risk. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Interest rate risk. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the fund’s yield to decline, and during periods of unusually low interest rates, the fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.
Credit risk. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.
Liquidity and transaction risk. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.
Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund’s ability to maintain a $1.00 share price.
Security selection risk. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.
Municipal securities risk. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance. The value of municipal securities is strongly influenced by the value of tax-exempt income to investors and changes in tax and other laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal securities.
Repurchase agreement risk. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
2	DWS Money Market Prime Series
Summary Prospectus    December 1, 2018

Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund’s performance.
In particular, banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Foreign investment risk. Foreign investments include certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability. In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is expected to take place by March 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.
Risks of holding cash. The fund will at times hold cash positions, which may hurt the fund’s performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed by the fund’s custodian for large cash balances.
Market risk. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Fees and gates risk. The fund has adopted policies and procedures such that the fund will be able to impose liquidity fees on redemptions and/or temporarily suspend (gate) redemptions for up to 10 business days in any 90 day period in the event that the fund's liquidity falls below required minimums. A liquidity fee would reduce the amount shareholders receive upon redemption of shares. Redemption gates would prevent shareholders from redeeming fund shares.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS  (%) (DWS Money Market Fund)
Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	0.91%	March 31, 2008
Worst Quarter	0.00%	March 31, 2010
Year-to-Date	1.07%	September 30, 2018
Average Annual Total Returns
(For periods ended 12/31/2017 expressed as a %) (DWS Money Market Fund)
Class Inception	1 Year	5 Years	10 Years
11/25/1974	0.64	0.16	0.38
Total returns would have been lower if operating expenses had not been reduced.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
3	DWS Money Market Prime Series
Summary Prospectus    December 1, 2018

Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
Non-IRA	IRAs	Automatic Investment Plans	DWS Money PLUS AccountSM
1,000	500	500	10,000
The minimum additional investment is $50. However, for an Automatic Investment Plan in a DWS MoneyPLUS AccountSM, the monthly minimum additional investment is $1,500.
To Place Orders
Mail	New Accounts	DWS PO Box 219356 Kansas City, MO 64121-9356
	Additional Investments	DWS PO Box 219154 Kansas City, MO 64121-9154
	Exchanges and Redemptions	DWS PO Box 219557 Kansas City, MO 64121-9557
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial advisor, contact your financial advisor for assistance with buying or selling fund shares.
The fund’s shares are available for purchase only by natural persons. The fund has implemented policies and procedures that are reasonably designed to limit beneficial ownership of the fund’s shares to natural persons.
Any new investors wishing to purchase shares of the fund may be required to demonstrate eligibility. If the fund subsequently determines that a beneficial owner of fund shares is not a natural person, then the fund, upon notice, will involuntarily redeem all of the shares of such ineligible investor and send the net proceeds to the investor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
4	DWS Money Market Prime Series
Summary Prospectus    December 1, 2018    DMMF-SUM